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                                                                   EXHIBIT 10.19


                FOURTH ADDENDUM TO PRIVATE LABEL VENDOR PROGRAM

                            MDA Capital Incorporated

THIS ADDENDUM TO PRIVATE LABEL VENDOR AGREEMENT is made as of March 1, 1998 by and between MDA CAPITAL, INC. ("Assignor"), a corporation, with its principle place of business at 3800 Howard Hughes Pkwy Suite 1800, Las Vegas and LIGHTHOUSE CAPITAL, INC, ("Assignee") a wholly owned subsidiary of Syracuse Supply Company, with its headquarters at 5921 Court Street Road, Syracuse, NY 13206.

                                    RECITALS

Assignor and Assignee are parties to a certain Private Label Vendor Agreement dated as of the 12 day of February, 1997, and Addendums thereto which together form the agreement of the parties (the "Agreement"). The parties hereto acknowledge that the Agreement originally identified Assignor as "MDA Capital Corp." and that the proper name of the Assignor is "MDA Capital, Inc." Any reference in this Addendum, the Agreement, or any previous transactions under the Agreement, to MDA Capital Corp. shall be deemed to refer to MDA Capital, Inc.

        Assignee and Assignor wish to expand the scope of the Private Label Vendor Agreement pursuant to the terms of this Addendum.

The Parties hereby agree as follows:

Assignor may offer a 12 and 24 month noncancelable Interest Free Lease ("Interest Free Program"). Such Interest Free Program shall only utilize documentation attached hereto as, "Exhibit A". Acceptance of Interest Free Leases under the Interest Free Program shall be subject to credit approval, receipt of documentation, and confirmation's at the sole discretion of Assignee.

Assignee may finance transactions under the Interest Free Program at an agreed upon advance based upon a discounted percentage at then current rates of the stream of payments contracted between Assignor and Lessee. (Example: (8%) eight percent discount on (12) twelve months and (13%) thirteen percent on (24) twenty-four month Leases. The first month's and a $200.00 document fee are due in advance) An assignment document in the form of "Exhibit B" shall be signed by Assignor and returned to Assignee. The assignment document shall provide for the assignment of Assignor's rights, title and interest in all the Equipment and the payments on each Lease under Interest Free Program. Assignments shall be on Assignor's letterhead.

Assignor shall provide Assignee credit information on each Lessee as required by Assignee. Assignee is not obligated to finance any transaction unless an approval letter is provided to Assignor stating the terms and conditions of the approval. Once approved, all documentation must be completed and the originals returned to Assignee prior to funding by Assignee. Documentation shall include at least the following; Interest Free Lease, proof of insurance, acceptance notice, and advance payments, original invoice from Assignor, assignment letter, any other documentation required by Assignee and verbal verification of acceptance of the Equipment by the Lessee.

In the event the Equipment is returned by the Lessee at the end of the term for any Lease under the Interest Free Program, Assignor shall have the right of first refusal to purchase the Equipment from Assignee. Assignee shall release it's security interest in the Equipment once all amounts due under such Lease are paid by Lessee or Assignor. If the Lessee chooses to enter into a new agreement, Assignor shall provide Assignee the right of first refusal to provide such financing. Such new financing shall be consistent with the terms and conditions of the Agreement, as modified by this Addendum. If terminated for any reason other that credit default by Lessee, Assignor shall pay Assignee all amounts due from Lessee under any lease, including; rent payments, late fees, or other amounts due.

This Addendum must be signed by Assignor and Assignee.

MDA CAPITAL INCORPORATED                        LIGHTHOUSE CAPITAL, INC


Signed by  NIKKI MOSELEY                        Signed by   [SIG]
         ---------------------                           ----------------------

Title   President                               Title  President

Date    3/1/98                                  Date  5/4/98




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Schedule "A" Fourth Addendum

                                            LEASE NUMBER: ______________________

MDA CAPITAL, INC.

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LESSEE                                 LESSOR

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ADDRESS                                ADDRESS

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CITY             STATE  ZIP    COUNTY  CITY                STATE  ZIP

-------------------------------------  -----------------------------------------
PERSON TO CONTACT:          PHONE:     SALESMAN                 PHONE #

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EQUIP. LOCATION IF                  LESSEE BUSINESS TYPE:
DIFFERENT THAN ABOVE:               (CHECK ONE)  [ ] Corporation [ ] Partnership
                                                 [ ] Proprietorship

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                                 DESCRIPTION OF EQUIPMENT

QUANTITY                (INCLUDE MAKE, MODEL NO., AND SERIAL NO.)
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BASE LEASE PAYMENT

(Excluding Applicable Taxes)             $________________

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LEASE TERM (Months) =

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                                PAYMENT SCHEDULE
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ADVANCE PAYMENT:                         $________________

This represents:  ___________________________________________________________

Remaining Monthly Payments _______________ at $______________

                           _______________ at $______________

ADMINISTRATION FEE:   $200.00

OTHER:
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PURCHASE OPTION:   [ ] FMV  [ ] $1.00      OTHER (PLEASE STATE): ___________

NAME OF CERTIFIED USER: ____________________________________________________


                                LEASE AGREEMENT
                              TERMS AND CONDITIONS

DEAR CUSTOMER: we have written this user friendly lease in plain language because we want you to fully understand its terms. Please read your copy of this Lease fully and feel free to ask us any questions you may have about it. We use the words "you" and "your" to mean the Lessee. The words "we" and "our" refer to Lessor.

1. LEASE: We Lease to you and you Lease from us the Equipment described above on this Lease and or any equipment schedule that references and incorporate the terms and conditions of this Lease (collectively and individually the "Lease").

2. NO WARRANTIES: WE LEASE THE EQUIPMENT TO YOU "AS IS". YOU AGREE THAT YOU HAVE SELECTED THE SIZE, MODEL, DESIGN AND BRAND OF THE EQUIPMENT USING YOUR OWN JUDGMENT WITHOUT ANY RELIANCE ON US. WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE EQUIPMENT, INCLUDING WITHOUT LIMITATION ANY WARRANTY FITNESS FOR A PARTICULAR PURPOSE, ORDINARY USE OR MERCHANTABILITY. YOU AGREE THAT, REGARDLESS OF CAUSE, YOU WILL NOT MAKE ANY CLAIM OF ANY KIND AGAINST US OR ANYONE TO WHOM WE MAY ASSIGN THIS LEASE FOR LOSS OF EXPECTED PROFITS OR ANY OTHER DIRECT, SPECIAL OR INDIRECT DAMAGES OR EXPENSE CAUSED BY THE FAILURE OF THE EQUIPMENT. As long as you are not in default under any of the terms of this Lease, we transfer to you any of the warranties made to us by the manufacturer of the Equipment. Your only remedy for the breach of any of these warranties is against the manufacturer of the Equipment, not against us. Such a breach shall not have any effect at all on the rights and obligations of us and you under this Lease.

3. IMPORTANT: PLEASE DO NOT SIGN THIS LEASE UNTIL YOU READ AND UNDERSTAND ALL OF ITS TERMS AND CONDITIONS (INCLUDING THOSE ON THE REVERSE SIDE), BECAUSE ONLY THOSE TERMS ARE ENFORCEABLE. NO TERMS OR ORAL PROMISES OTHER THAN THOSE CONTAINED IN THIS LEASE MAY BE LEGALLY ENFORCED. YOU AGREE TO BE BOUND BY TERMS AS STATED IN THIS LEASE. THIS LEASE IS NOT CANCELABLE. THIS LEASE WILL NOT BECOME EFFECTIVE OR BINDING ON US UNTIL WE SIGN IT.

4. TERM: This lease is for the number of months stated in the box labeled "Lease Term" and cannot be canceled during its term. The rights and obligations of you and us shall commence upon our acceptance of this Lease. At the expiration of the term, in the event that you fail to return the Equipment as stated in paragraph "16", then this Lease shall continue and we shall continue invoicing you and you shall continue to pay us the monthly payment on a month to month basis until the Equipment is returned to us by you or until the purchase option is exercised. All of the terms and conditions of this Lease remain in full force and effect until this Lease is terminated as provided herein.

5. PAYMENT: You agree to pay to us all Lease payments stated in this Lease. We shall bill you with an invoice for Lease payments at your address as stated on the front side of this Lease. You shall send all Lease payments to us at the address stated on the invoice. All of the terms and conditions of this Lease remain in effect until it is terminated. Under no circumstances are you excused or relieved from making Lease payments under this Lease.

6. ASSIGNMENT: You may not assign, Sublease, lend, transfer, or pledge this Lease on the Equipment without our prior written approval. This Lease and its covenants and obligations are binding upon any approved assignee, successor, representative or transferee of yours. We may assign, transfer, pledge or sell our interest in the Lease or the Equipment without notice to or approval from you. Our Assignee shall have the option to bill you under our name or under its name. If our Assignee bills under our name, that Assignee retains all rights, including the enforcement of remedies, under the terms and conditions of the Lease. If our Assignee bills under its own name, then upon notice to you of this assignment, you shall send your payments directly to the address on the notification. In no event shall our Assignee be obligated to perform any duty, condition or promise under this Lease but we will remain fully obligated under this Lease.

7. PURCHASE OPTION: Upon lawful termination of the Lease, as long as you are not in default under paragraph 17 of this Lease, if the "FMV" (fair market value), or "Other" box is checked, you shall have the option to purchase the Equipment for that amount as stated on the front side of this Lease. If the "$1.00" box is checked, you shall pay that amount to release the security interest you granted to us in paragraph 13 of the Lease.

MDA CAPITAL, INC.

ACCEPTED BY LESSOR ON: ____________________________________________________
                                        DATE

____________________________________________________________________________
BY:                                     TITLE

LESSEE TO COMPLETE

____________________________________________________________________________
COMPANY NAME                                                       DATE


X __________________________________________________________________________
   AUTHORIZED SIGNATURE                                            TITLE
                              (INDICATE CORP., OFFICER, PARTNER, OWNER, ETC.)

_______________________________
PRINT NAME




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8. USE OF THE EQUIPMENT: You shall be Certified by the ASPRS or PSEF for the use of this Equipment at all times during term of this Lease and any extension period. You shall use the Equipment at the locations indicated on the front side of this Lease. You may not move the Equipment from those locations without prior written consent. You shall use the Equipment in a careful and proper manner and shall obey all statutes, rules, ordinances, licensing requirements, laws and regulations relating to the possession, use, maintenance, and repair of that Equipment. You shall follow all Manufacturer's or Supplier's suggested guidelines when using the Equipment. As long as you are not in default under the terms of the Lease, you shall have the right to quiet and peaceful use of the Equipment.

9. REPAIRS: You, at your own expense, shall keep the Equipment in good repair, condition, and working order. It shall be your responsibility to: (a) furnish any labor, parts mechanisms, and devices required and (b) not make any alterations, additions or improvements to the equipment without our prior written consent. You shall have a maintenance agreement at your own expense throughout the term of this Lease.

10. INSURANCE: The Equipment must be insured against all risks of loss, theft, damage, or destruction for its full replacement value until you have met all of your obligations under this Lease naming us as "Additional Insured and Loss Payee". You must also carry Public Liability Insurance of not less than $1,000,000 combined Single-limit coverage naming us as additional insured and containing an endorsement that this insurance is primary and any other insurance covering us is excess. Each policy is not subject to cancellation except on thirty (30) days prior written notice. You must furnish us with a certificate showing that the insurance required is in effect prior to commencement.

11. NET LEASE: All Lease payments made under this Lease shall be net to us.
This means that you shall pay all taxes, tax pass along, fees and charges resulting from the ownership, possession, or use of this Lease or the Equipment during the term of this Lease. If the Equipment is subject to personal tax, we shall have the option to bill and collect these charges when assessed or to establish a personal property tax account ("PPTA"). If a PPTA is established, we shall bill you and you shall pay us a monthly assessment based on the average annual assessment charges in the State in which the Equipment is located. We shall have the right to change the monthly assessment based on the actual annual assessment. At the expiration of this Lease, you shall pay us for any deficiency in the PPTA. If, at the expiration of this Lease, there are any excess funds in the PPTA we shall pay that amount to you.

12. OWNERSHIP: We are the owner and have title to the Equipment, unless the $1.00 release fee box is checked. If the $1.00 release fee box is checked you shall be considered the owner and have title to the Equipment. The only right, title or interest you shall have in the Equipment shall be under the terms of this Lease. This is a lease of personal property and you agree to do everything necessary or reasonably requested by us to ensure that the Equipment shall be considered and remain personal property. You shall, at your own expense, keep the Equipment free and clear of all liens, charges, claims and other encumbrances.

13. SECURITY AGREEMENT: To secure your payments under this Lease, you agree to give us a security interest in the Equipment and all additions, attachments, upgrades, accessories and substitutions to it. You also agree to any assignment of that security interest.

14. INSPECTION: You will allow us to inspect the Equipment during your regular business hours. You shall give us immediate notice of any legal action, attachment or judicial process affecting the Equipment or our ownership interest in the Equipment.

15. RISK OF LOSS: You are responsible for any damage to or loss of the Equipment from any cause at any time after you receive the Equipment. Even if the Equipment is damaged, lost or stolen you agree to fulfill all your obligations under this Lease including the duty to make all Lease payments subject to paragraph 5 of this Lease.

16. RETURN OF EQUIPMENT: When this Lease lawfully terminates or if you are in default under this Lease, you will, at your own expense, promptly package, insure and transport the Equipment to us or to a location designated by us in the same condition it was at the commencement of this Lease, except for reasonable wear and tear. If you have the option to purchase the Equipment and as long as you are not in default of any provision of this Lease, you may purchase all of the Equipment for the amount indicated on the front side of this Lease on termination date provided you give us written notice of your intention to purchase the Equipment at lease thirty (30) days prior to the expiration of the Lease term. If you have a FMV purchase option we shall together agree on the fair market value of the equipment. If we cannot agree then the fair market value shall be determined by an independent appraiser selected by us at your expense.

17. DEFAULT: You will be in default of this Lease if you: (a) fail to make any Lease payment within ten (10) days after that payment is due, (b) fail to allow us to inspect the Equipment during regular business hours, (c) fail to maintain the Equipment in the same condition it was in when you received it or fail to maintain a service contract on the Equipment, (d) assign or otherwise transfer this Lease or the Equipment to anyone or any other entity without our prior written approval, (e) move the Equipment from the location on the front side of this Lease without our prior written approval, (f) fail to return the Equipment to us upon termination of this Lease or any renewal period, (g) file a petition in bankruptcy or seek similar relief from your creditors, (h) becomes insolvent,
(i) default under any other lease or Agreement between you and us, (j) fail to observe or perform any other provision of this Lease.

18. REMEDIES: You agree with us that your default under Paragraph 17 subparts
(a),(d),(f),(g),(h),(i), or (j) are primary defaults and we may, upon written notice to you, demand that you cure that default. If you fail to cure that within five (5) days of the notice, then we may: (1) demand payment of the entire amount of the remaining Lease payments, including those past due, and (2) take peaceful possession of the Equipment with or without a court order. You agree with us that your default under paragraph 17, subparts (b), (c), or (e) are secondary defaults and we may, upon written notice to you, demand that you cure that default. If you fail to cure that default within twenty (20) days of the notice, then we may exercise the same remedies available to us for a primary default. Any right or remedy given to us under this Lease does not exclude any other right or remedy available to us under this Lease or allowed by law. Each right and remedy shall be cumulative and may be exercised singly or in combination. You shall pay all expenses incurred by us to enforce our rights and remedy including expenses for repossession, repair, storage and sale of this equipment. Also reasonable attorneys, collection and court fees or costs.

19. PAYMENT OF EXPENSES: You agree to pay all of the costs and expenses, including reasonable attorney's fees in exercising our rights or remedies under this Lease. You shall pay us late charges at the monthly rate of five percent (5%) of past due Lease payments to defer our lost use of the payments and to pay for the costs of collection. You shall pay us a returned check or insufficient funds fee in the amount of $25.00.

20. INDEMNITY: You shall defend and indemnify us against, and hold us harmless from, any and all claims, actions, suits, proceedings, costs, expenses, damages, and liabilities including reasonable attorney's fees, arising out of, connected with, or resulting from this Lease without any limitations. You agree to indemnify us for any act or omission made by you, or for any inaccurate representation you may have made in connection with this Lease, which causes a delay, loss, disallowance or recapture of any of the tax benefits we may anticipate pursuant to this Lease.

21. NO WAIVER: Any failure by us to require you to strictly perform any provision of this lease shall not be waiver of our rights under that provision

22. SEVERABILITY: If any provision of this Lease is declared invalid, that provision shall not apply and shall be considered omitted from this Lease. All remaining provisions of this Lease, including the default and remedy provisions, shall remain in full force and effect.

23. MODIFICATION AND ADDITIONAL TERMS: This Lease, shall not be modified, amended, addended, supplemented or waived unless agreed to in writing by you and us. This Lease does not incorporate the terms and conditions included in any vendor packaging, invoice, catalog, brochure, technical data sheet or any other document which attempts to carry, modify or add to the terms and conditions stated in this Lease.

24. LAW: In the event this Lease is assigned by us, then you agree that the rights and remedies of the parties shall be interpreted, construed and enforced in accordance with the laws and public policies of the State of incorporation of the Lessor or its assignee. In any legal action concerning this Lease, you agree to personal jurisdiction and venue in the State of New York, or the state of the Assignee's corporate headquarters. You agree that any judgment may be entered by any court having jurisdiction.

25. CORRECTION: You authorize us to fill in dates and make minor corrections on the front side of this Lease.

26. FILINGS AND ADMINISTRATIVE FEES: You grant us the right to file financing statements (UCC-1's) without your signature or by signing your name to the financing statements and amendments to (UCC-3's) as your power of attorney. You shall pay us a one time administrative fee up to $200.00.

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                                    GUARANTY

In order for us to enter into this Lease with you, we require that the party or parties signing below, together and individually, guaranty to us, our assessors and assigns, the performance and prompt payment of all payments due under this Lease. The parties signing below acknowledge that they: (1) will financially benefit from this Lease, (2) agree this Guaranty is of payment and not of collection, (3) waive any and all notices concerning this Lease (4) agree that they shall be bound by paragraph 24 of this Lease, and (5) understand and agree that they are signing as individuals and not on behalf on any entity.


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SIGNATURE                       DATE             SIGNATURE                 DATE

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PRINT NAME                                       PRINT NAME

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ADDRESS (Not PO Box)    HOME PHONE               ADDRESS (Not PO Box) HOME PHONE

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                          Schedule "B" Fourth Addendum

                         [MDA CAPITAL, INC. LETTERHEAD]

                          LESSEE NOTICE OF ASSIGNMENT
                         (Private Label Vendor Program)


RE: LEASE CONTRACT #

Dear:

We are pleased to inform you that all of our right, title and interest (but none of our obligations as Lessor) in the attached Lease with MDA Capital, Inc. and all the Equipment listed on the Lease and/or any Equipment Schedule with has been assigned to Lighthouse Capital, Inc.

From this point forward, you will receive a monthly invoice for the remaining payments on your Lease from Lighthouse Capital, Inc., or their assigns. Pursuant to Private Label Vendor Agreement ("PLVA") between Lighthouse Capital, Inc. and MDA Capital, Inc., we are entitled to send you this notice.

Lighthouse Capital, Inc. will be responsible for forwarding all payments included in your monthly Lease payment to the appropriate parties. You are relieved from all obligations to the Lessor, but you remain liable to Lighthouse Capital, Inc., or it's assigns for all obligations under this Lease. You are hereby directed by this notice to send all current and future payments to:

     Attn: Accounts Receivable
     Lighthouse Capital, Inc.
     P.O. Box 3324
     Syracuse, NY. 13220

The undersigned indemnifies you and holds you harmless from any and all costs and expenses you incur as a result of acting upon this notice.

Yours truly,

MDA CAPITAL, INC.

/s/ NIKKI MOSELEY
---------------------
Nikki M. Moseley
Secretary